UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2005

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3660 Wilshire Boulevard	90010
Los Angeles California
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)
Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.
     During November 2005, Dr. Sung Won Sohn, our Chief Executive Officer and President, and Mr. Michael Winiarski, our Chief Financial Officer will make certain presentations to investors about Hanmi Financial Corporation’s business. A copy of the slide presentation to be used in the meetings is attached hereto as Exhibit 99.1. The information contained in this report and the attached exhibit is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A copy of the slide presentation will also be available on our website at www.hanmibank.com.
Item 9.01
     (c) Hanmi Financial Corporation Investor Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005	Hanmi Financial Corporation
	By:	/s/ SUNG WON SOHN
Sung Won Sohn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Investor Presentation Slides